Exhibit 10.4

CONFIDENTIAL

[ *** ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

Addendum for 300mm RFSOI, PDSOI & Silicon Photonics Products

to Materials Supply Agreement, dated April 25, 2017

This Addendum for 300mm RFSOI, PDSOI & Silicon Photonics Products to GLOBALFOUNDRIES’ contract number 00037735.0 (the “2021 Addendum”) to the Materials Supply Agreement, dated April 25, 2017, GLOBALFOUNDRIES contract number 00037735.0, and as amended (the “Agreement”) is effective as of October 29, 2020 (the “Commencement Date”) by and between GLOBALFOUNDRIES U.S. Inc., a corporation organized under the laws of the State of Delaware, with its principal place of business at 2600 Great America Way, Santa Clara, California 95054, USA (“GF”) and SOITEC S.A., a Societe Anonyme organized under the laws of France with its principal office at Parc Technologique des Fontaines, Bernin 38926 Crolles Cedex (the “Supplier”). Both GF and Supplier are referenced herein as a Party or the Parties, as the case may be.

WHEREAS, GF and Supplier wish to enter into a purchase and supply arrangement for 300mm RFSOI, PDSOI and Silicon Photonics products (together referred to as the “Products”, as defined below), as itemized in Table 1, and based upon agreed upon applicable Product Specifications (as defined below), for the volumes and prices, set forth herein, during the Term (as defined below) of this 2021 Addendum;

WHEREAS, GF, GF’s Affiliates and Fab 10 (as defined, below) (together, the “GF Parties”, or if only one, the “GF Party”) wish to purchase the Products from Supplier, and Supplier wishes to sell the Products to GF based upon the terms and provisions set forth in the Agreement and this 2021 Addendum;

WHEREAS, as set forth in this 2021 Addendum, Supplier’s Affiliate, Soitec Microelectronics Singapore Pte. Ltd, located at 81 Pasir Ris Industrial Drive 1, Singapore 518220 (“Supplier Singapore”, and together Supplier and Supplier Singapore are referred to as the “Supplier Group”), will participate in the supply of Products to GF Parties, as more specifically set forth, below.

NOW THEREFORE, in consideration of the mutual covenants, rights and obligations set forth herein and, in the Agreement, the receipt and sufficiency of which each Party hereby acknowledges, the Parties intending to be legally bound, and the Parties hereby agree as follows:

1. Introduction:

a.	All capitalized terms in this 2021 Addendum shall have the same meaning as set forth in the Agreement, unless otherwise defined in this 2021 Addendum.

b.	Where the context so admits or requires, references to the plural in any defined term herein shall include the singular and vice versa.

c.

For the avoidance of doubt, the Parties agree that this 2021 Addendum is hereby incorporated into the Agreement. Subject to Section 1(a) of the Agreement, in the event of any conflict between the terms of this 2021 Addendum and the Agreement, terms of this 2021 Addendum shall control. For the avoidance of doubt, to the extent this 2021 Addendum remains silent on a topic or matter, then the Agreement shall apply. Notwithstanding the foregoing, in the event GLOBALFOUNDRIES U.S. 2 LLC (“Fab 10”) orders Products, (as defined below), then the SOW Agreement #4910016033, dated June 21, 2010 (the “Fab 10 Agreement”) shall apply solely for orders & deliveries to Fab 10, and this 2021 Addendum shall be considered incorporated into the Fab 10 Agreement. In the event of any conflict between the terms of this 2021 Addendum and the Fab 10 Agreement, the terms of this 2021 Addendum shall control with reference to orders and deliveries of Product to Fab 10. For the avoidance of doubt, to the extent the Fab 10 Agreement remains silent on a topic or matter relative to deliveries of Product to Fab 10, then this 2021 Addendum shall apply.

d.

In case any of GF or the GF Parties and Supplier or Supplier Singapore have entered or will enter into a product purchase addendum, which shall apply to the Products set forth in this 2021 Addendum, then in the event of any conflict between the terms of this 2021 Addendum and any applicable product purchase addendum, the terms of this 2021 Addendum shall control.

e.

For the avoidance of doubt, this 2021 Addendum does not supersede or replace the Addendum for RFSOI Products to GLOBALFOUNDRIES, contract number 00037737.0, effective January 31, 2019 (the “300 RFSOI Addendum”). Such 300 RFSOI Addendum remains in effect until December 31, 2020. This 2021 Addendum shall apply for orders of Products to be delivered by Supplier to GF Parties beginning on January 1, 2021.

2. Term and Termination of the 2021 Addendum:

This 2021 Addendum shall commence on the Commencement Date and shall remain in effect through December 31, 2023 (the “Term”), unless otherwise terminated as set forth in the Agreement.

3. Products and Product Specifications:

a.

The Product(s) to be purchased by GF Parties and sold by the Supplier Group, pursuant to this 2021 Addendum, are listed in Table 1, below; and the term “Product(s)” used in this 2021 Addendum shall mean the product items listed in Table 1.

b.

The Products will comply with such applicable Product Specifications, as may be revised from time to time, and, as of the Commencement Date, are currently referenced to their most recent revision, and such references are listed in Exhibit A attached, hereto, as Exhibit A (the “Product Specification(s)”); and each such Product Specification correlates to a corresponding GF part number, as itemized in Table 1, below.

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c.

Subject to Sections 6(c) and 7(b) of the Agreement, any modification to the Product Specification shall be in writing and mutually agreed to by the Parties and recorded into the respective data record system. Any pricing modifications relative to such Product Specification modification shall be addressed by the Parties at such time and agreed upon by the Parties in writing and added to this 2021 Addendum.

d.

The Parties agree that GF shall achieve the qualifications set forth in Exhibit B, attached hereto (the “Qualification Plan”); and it is understood between the Parties that the Supplier Group can only deliver the Required Volumes (defined below) during the Term if the applicable qualifications in the Qualification Plan are successfully achieved within the timeframes set forth in Exhibit B.

e.	Both Parties agree to pursue continuous improvement programs (“CIPs”) with reference to the Products, herein, on a commercially reasonable basis.

4. Pricing, Volumes, Supply Share, Purchase Orders:

Product Pricing: The pricing for the Product(s) specified in Table 1 in this 2021 Addendum and to be purchased by the applicable GF Parties and sold by the Supplier Group are as set forth in Table 2, below.

Table-2—Product Price per wafer (US $)

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a.	Supply Share and Volumes of Product:

i.

The GF Parties agree to purchase from the Supplier Group a minimum of [***] per calendar year and as set forth in Table 4, below (the “Baseline Purchase Amounts”). The Parties will use the volumes set forth in Table 3 as a baseline for the Product [***] to be ordered by the GF Parties (“Baseline Volumes”). Notwithstanding the foregoing, the GF Parties agree to purchase sufficient volume of Products to meet the total Baseline [***] set forth in Table 4 for each of the calendar years specified. [***]

Table 3 - Baseline Volumes (in thousands) = [***]

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Table 4 Baseline [***]

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Table 5 - [***]

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ii.	[***]

b.	Forecasts.

i.

For each calendar year during the Term, GF shall provide, twice yearly, good faith forecasts to Supplier of the potential volumes GF Parties may purchase for each of the Products in this 2021 Addendum: (x) starting on September 18, 2020, and each first five (5) business days of September thereafter during the Term, GF shall provide to Supplier a good faith forecast for the potential volumes required from January 1st to June 30th of the following year; and (y) starting on the first five (5) business days of March, 2021, and each first five (5) business day of March thereafter during the Term, GF shall provide to Supplier a good faith forecast for the potential volumes required from July 1st to December 31st of the same year; and within such good faith forecasts of the potential volumes (each a “Half Year Forecast”); [***] Within ten (10) business days’ of Supplier’s receipt of the applicable forecast, Supplier shall inform GF from which Supplier Group entity and with which base wafer option source the applicable Products will be shipped (the “Shipment Plan”); and within ten (10) business days thereof, the Parties shall mutually agree, in writing (electronic mail sufficient) upon such Shipment Plan. [***]

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d.	Required Volumes and Purchase Orders:

i.

The Parties agree that the applicable GF Parties shall purchase units of volume for the applicable Products necessary to achieve the Baseline Purchase Amount as described in Section 4 (b)(i), above, during the applicable calendar years (the “Required Volumes”). GF, and each GF Party which wishes to purchase Product, as applicable, shall provide a quarterly purchase order to Supplier (the “Quarterly PO(s)”) for the delivery period covering the calendar quarter (the “Calendar Quarter”) starting immediately after the applicable lead time of the Products set forth in the related product purchase addendum (“PPA”). For purposes of clarity, Exhibit E, attached hereto, illustrates when Quarterly POs must be provided within the applicable lead time. The GF Parties shall release the Quarterly PO for the quantity of Products requested by the GF Parties for the first month of the Calendar Quarter; and within 10 business days Supplier will confirm the monthly release of the Quarterly PO, in writing, and the volumes to be delivered to consignment inventory on the Commit Date (as defined in the OTD Metric in Exhibit F) for each Product and for the applicable GF Party (“Confirmed Volumes”) ( and the process referred to as the “Confirmed Volume Process”). One month after the release of the Quarterly PO, the GF Parties shall update the Quarterly PO by adding the quantity requested by GF Parties for the second month of the Calendar Quarter, and the Parties shall then follow the Confirmed Volume Process for such second month. Two months after the first release of the Quarterly PO, the GF Parties shall update the Quarterly PO by adding the quantity requested by the GF Parties for the third month of the Calendar Quarter, and the Parties shall then follow the Confirmed Volume Process for such third month. It is understood that the quantity of Products ordered by the GF Parties with the Quarterly PO and the applicable releases (x) are not cancellable, (y) Supplier shall deliver the Confirmed Volumes to the corresponding consigned inventory on the month requested by the GF Parties; and (z) shall be purchased by the GF Parties pursuant to the consignment inventory process described in the related PPA.

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iii.	[***]

iv.	[***]

v.	Supplier shall not be obligated to confirm purchase orders within the standard lead time for special products, such as samples, requiring special process or special bulk wafers.

vi. [***]

vii.	Products shall be delivered [***] GF Party consignment site (Incoterms 2010).

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f.	[***]

5. Supply Plan

a.

Attached hereto as Exhibit D, is a non-binding estimated plan by Supplier of the Product supply plan [***] The Parties acknowledge and agree that such Planned Volume is intended as a good faith plan, as of the Commencement Date, of how the Products under this 2021 Addendum are expected and estimated to be shipped and supplied to GF Parties by the Supplier Group, and is not binding.

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c.

Supplier will prepare a Supply Failure Mode and Effects Analysis (the “FMEA”) and such FMEA will be updated on a quarterly basis, as needed, and provided to GF during the Parties’ quarterly Global Business Reviews during the Term.

d.	Supplier shall use commercially reasonable efforts to [***]

6. [***]

a.	[***]

b.	The Parties further agree that Supplier is allowed to deliver the Products to consignment inventory up to [***] in advance of the Commit Date (as defined in Exhibit F).

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7. Quality Assurance and Changes. Attached as Exhibit G are the proposed modifications to Sections 6 (Quality Assurance) and Section 7 (Changes) of the Agreement that the Parties intend to incorporate into the Agreement upon written amendment to the Agreement, by the Parties.

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IN WITNESS WHEREOF, the Parties hereto have executed this 2021 Addendum to the Materials Supply Agreement effective as of the Commencement Date.

GLOBALFOUNDRIES U.S. Inc.	SOITEC S.A.
“GF”	“Supplier”

/s/ Glenn Colton	/s/ Paul Boudre
Authorized Signature & Company Seal (if applicable)	Authorized Signature & Company Seal (if applicable)

Glenn Colton	Boudre
Print Name	Print Name

VP - Head of Procurement	Boudre Paul
Title	Title
Nov 2, 2020
GLOBALFOUNDRIES U.S. 2 LLC
(solely for orders and deliveries to Fab 10 and to the
extent this 2021 Addendum applies to the Fab 10 Agreement)

“Fab 10”

/s/ Glenn Colton

Authorized Signature & Company Seal (if applicable)

Glenn Colton
Print Name

VP - Head of Procurement
Title

Nov 2, 2020

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EXHIBIT G

Parties’ Intended Modifications to Section 6 and Section 7 of the Agreement

Upon Written Amendment to the Agreement

6. Quality Assurance

(a)	Quality Control

(i) Supplier will maintain a quality management system which is ISO9001/IATF-16949 certified Supplier shall adhere to these standards and upon reasonable request deliver proof that the delivered Products were manufactured and tested in accordance with these quality standards. [***]

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(b)	Certificate of Analysis / Certificate of Compliance

Supplier will provide a certificate of analysis (C of A) or certificate of conformance (C of C), as set forth in GLOBALFOUNDRIES’ applicable Specifications.

(c)	Specification Acceptance

Supplier will timely review and distribute internally all GLOBALFOUNDRIES’ Specifications, updates to Specifications, and agreed upon Product Specifications provided by GLOBALFOUNDRIES to Supplier by electronic data system, attachment to an email or hard copy. Supplier shall use commercially reasonable efforts to accept, or accept with exceptions GLOBALFOUNDRIES’ Specification, updates to Specifications, and/or updates to Product Specifications within [***] of the date it has been provided to Supplier. In case Supplier requests exceptions to the Specifications, the updates to Specifications, and/or updates to Product Specifications, the previous version of the respective document will continue to apply between the Parties [***]. Specifications, updates to Specifications, and/or updates to Product Specifications will be accepted by activating the respective button in the data system and without undue delay uploading the Document Acceptance/Implementation Form (DAIF).

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(f)

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7. Changes

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(b) GLOBALFOUNDRIES Changes.

GLOBALFOUNDRIES may change GLOBALFOUNDRIES-supplied drawings, designs, Specifications, or any other aspect of a Product Specification, provided that (i) GLOBALFOUNDRIES gives at least [***] written notice prior to the effective date of such change to Supplier; (ii) Supplier reviews and accepts such change; and (iii) the Parties reach a subsequent agreement detailing the change. If the Parties cannot reach a mutual agreement detailing the change, including but not limited to pricing, within such [***] notice, then such change shall not go into effect; provided, however, in the event the Parties are unable to reach such mutual agreement on such GLOBALFOUNDRIES’ changes, then upon an additional [***] written notice to Supplier, [***]

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